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                                                                   EXHIBIT 10.12

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into as of June 14, 2004 and effective as of May 20, 2004 between SILICON VALLEY BANK a California state chartered bank ("Bank") and Unica Corporation ("Pledgor").

                                    RECITALS

      Pledgor and Bank are parties to a Loan and Security Agreement dated June 25, 1998, as amended and modified from time to time (the "Loan Agreement"). Pursuant to the Loan Agreement, among other things, Pledgor established a Letter of Credit Sublimit (the "Sublimit") under the Committed Revolving Line facility (as each term is defined in the Loan Agreement) for the issuance of letters of credit. The Loan Agreement is secured by all of Borrower's personal property and assets.

Bank had previously issued under the Sublimit, among other letters of credit, Letter of Credit Number: SVBSF001977 in the amount of $287,753 (the "Letter of Credit").

Pledgor has requested that Bank not renew the Committed Revolving Line and the Sublimit thereunder. Accordingly, Bank and Pledgor wish to confirm that the security interest in the cash granted under the Loan Agreement shall continue to secure the Letter of Credit in the form of a certificate of deposit number 8800059356 (the "CD"). Additionally, Bank shall release its security interest in all other assets of Borrower, other than the CD.

The parties agree as follows:

                                    AGREEMENT

            1. CONTINUATION AND REAFFIMATION SECURITY INTEREST

            1.1 Pledgor continues its pledge and grant to Bank of a continuing security interest in the CD, together with all renewals, proceeds, replacements, substitutions and consolidations therefore (the "Collateral"). Pledgor reaffirms and confirms that the security interest granted in the Collateral remains in effect and continues to secure the Letter of Credit, as modified herein. Bank may liquidate the Collateral and apply such funds toward any and all amounts owed to Bank under the Letter of Credit. Such liquidation shall not be deemed a set-off.

            1.2 Delivery of Additional Documentation Required. Pledgor shall from time to time execute and deliver to Bank, documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Letter of Credit. Pledgor authorizes Bank to file financing statements without notice to Pledgor, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.

      2. EVENTS OF DEFAULT

            Any one or more of the following events shall constitute an Event of Default by Pledgor under this Agreement:

            2.1 Letter of Credit. If an Event of Default occurs under the Letter of Credit;

            2.2 Covenant Default. If Pledgor fails or neglects to perform, keep, or observe any material term, provision, condition, covenant, or agreement contained in this Agreement.

            2.3 Attachment. If any portion of the Collateral is made the subject of a lien, security interest or other encumbrance, or is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Pledgor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

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            2.4 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein.

            2.5 Material Adverse Change. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Pledgor or (ii) is a material impairment of the value or priority of Bank's security interests in the Collateral.

      3. BANK'S RIGHTS AND REMEDIES

            3.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Pledgor:

                  (a) Exercise all rights available to it under the California Uniform Commercial Code (the "Code") and applicable law; and

                  (b) Set off and apply to the obligations any and all (i) balances and deposits of Pledgor held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Pledgor held by Bank.

            3.2 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Letter of Credit, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Pledgor's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it.

            3.3 Demand; Protest. Pledgor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Pledgor may in any way be liable.

      4. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

      This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Pledgor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, California. Pledgor AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LETTER OF CREDIT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      5. GENERAL PROVISIONS

            5.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Pledgor to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in Bank's obligations, rights and benefits hereunder.

            5.2 Indemnification. Pledgor shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or bank expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions

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between Bank and Pledgor whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

            5.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

            5.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            5.5 Amendments in Writing, Integration. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Letter of Credit.

            5.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

            5.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Pledgor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in this Agreement shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

            5.8 Power of Attorney. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all obligations have been fully repaid and performed and Bank's obligation to provide the Letter of Credit terminates.

            5.9 Amendment and Restatement. This Agreement is intended to and does completely amend and restate, without novation, the terms and conditions of the obligations of Borrower under that certain Loan Agreement. The Letter of Credit is and shall continue to be secured by the Collateral. Nothing contained in this Agreement shall be deemed to create or represent the issuance of new grant of security interest.

            5.10 Bank's Release of Security Interest in All Assets Other Than the Collateral. Bank releases its security interest in all personal property and assets of Borrower, other than the Collateral (defined herein) which will remain as security for performance and payment of the Letter of Credit.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            PLEDGOR:

                                            UNICA CORPORATION

                                            By: /s/ Richard M. Darer
                                               _________________________________
                                            Title: VP, CFO
                                                  ______________________________

                                            BANK:

                                            SILICON VALLEY BANK

                                            By: /s/ Katie Mackin
                                               _________________________________
                                            Title: Client Service Officer
                                                  ______________________________

                                            By: /s/ Illegible
                                               _________________________________
                                            Title: Vice President
                                                  ______________________________

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                         CORPORATE BORROWING RESOLUTION

BORROWER:       UNICA CORPORATION             BANK:    SILICON VALLEY BANK

I, THE SECRETARY OR ASSISTANT SECRETARY OF UNICA CORPORATION ("BORROWER"), certify that Borrower is a corporation existing under the laws of the State of
______________.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that ANY ONE of the following officers of Borrower, whose name, title and signature is below:

        NAME                           TITLE                    SIGNATURE
______________________       ______________________      ______________________

______________________       ______________________      ______________________

______________________       ______________________      ______________________


may act for Borrower and:

      BORROW MONEY. Borrow money from Silicon Valley Bank ("Bank").

      EXECUTE LOAN DOCUMENTS. Execute any loan documents Bank requires.

      GRANT SECURITY. Grant Bank a security interest in any of Borrower's assets.

      NEGOTIATE ITEMS. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

      LETTERS OF CREDIT. Apply for letters of credit from Bank.

      FOREIGN EXCHANGE CONTRACTS. Execute spot or forward foreign exchange contracts.

      ISSUE WARRANTS. Issue warrants for Borrower's stock.

      FURTHER ACTS. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

X ________________________________________   __________________________________
   *Secretary or Assistant Secretary         Date

X ________________________________________
* If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.